Commitments and Contingencies - Future minimum lease payments (Details) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Jan. 01, 2018
Commitments and Contingencies.
2020 (remaining 3 months)	$ 268
2021	1,071
2022	1,070
2023	1,028
2024	258
Total lease payments	3,695
Less amount representing interest	(462)
Total lease liability	3,233	$ 3,800	$ 4,700
Less current portion of lease liability	(858)	(806)
Lease liability, net of current portion	$ 2,375	$ 3,026